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                                                                  EXHIBIT 10(a)


                                   AUGAT INC.

                                1994 STOCK PLAN
                               FEBRUARY 15, 1994

1.  PURPOSE.

     The purpose of this plan (the "Plan") is to secure for Augat Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of the Company and its parent (if any) and subsidiary corporations who are expected to contribute to the Company's future growth and success.

2.  OPTIONS, AWARDS, AND ADMINISTRATION.

     (a) Options and Awards. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory options which are not intended to meet the requirements of Section
422. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company and shall meet the requirements of Section 5 of the Plan.

     (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Compensation Committee of the Board of Directors, constituted in accordance with Section 2(d), below (the "Committee") may in its sole discretion (i) make awards for the purchase of shares of the Company's Common Stock, $.10 par value per share ("Common Stock"), pursuant to Section 5, (ii) grant options to purchase shares of the Company's Common Stock, pursuant to Section 6, and (iii) issue shares upon exercise of options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective awards, option agreements, and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective awards and option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award or option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith.

     (c) Applicability of Rule 16b-3. Those provisions of the Plan which make explicit reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

     (d) Grants to Officers and Directors. The selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an award or stock option, the selection of an employee as a recipient of an award or stock option, the timing of a grant of an option or award, the exercise or purchase price related to the same and the number of shares subject to the option or award, or any conditions or waivers thereof shall be determined by the Committee, which shall consist of two or more directors, each of whom shall be a "disinterested person"; provided, however, that each non-employee director shall be granted "Mandated Options" (as hereinafter defined) pursuant to the provisions set forth below and shall not be eligible to receive any other options hereunder. No nonemployee director shall be eligible to receive a restricted stock award under the Plan. For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person (i) qualifies as a "disinterested person" within the meaning of paragraph

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(d)(3) of Rule 16b-3 of the Exchange Act (or any successor rule), as such term is interpreted from time to time and (ii) on or after the first meeting of shareholders at which Directors are to be elected that occurs after July 1, 1994, qualifies as an "outside director" for purposes of Section 162(m) of the Code. The term "Mandated Options" shall mean options to purchase 5,000 shares of Common Stock, subject to adjustment as provided in Section 10, below, which shall be granted, beginning in 1994, to each non-employee director on the date he or she is elected or re-elected to the Board of Directors. Mandated Options shall (a) be exercisable on a cumulative basis in installments of 1,250 shares per year, commencing one year from the date of grant, (b) have a purchase price per share of 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option and (c) expire five years from the date of grant. Notwithstanding the foregoing, if a nonemployee director is granted an option in connection with his or her election or re-election to the Board of Directors under any other stock option plan adopted by the Company, the number of shares of Common Stock for which a Mandated Option under this Plan is exercisable shall be reduced, share for share, by the number of shares for which any such option is granted under such other plans.

3.  ELIGIBILITY.

     Options and awards may be granted or made to persons who are, at the time of grant or award, officers, employees or directors of the Company or any Parent Corporation or Subsidiary (as those terms are defined in Section 14 hereof); provided that Incentive Stock Options shall be granted only to employees of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, capital stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of subparagraph
(g)(ii) of Section 6 are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Committee shall so determine.

4.  STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 9 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 750,000 shares and the number of shares of Common Stock of the Company for which options or restricted stock awards may be awarded in any calendar year, in the aggregate, shall not exceed 70,000 shares for the Chief Executive Officer or 30,000 shares for any other individual. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. Any shares of Common Stock subject to an award which are not purchased by the recipient of the award, or which are purchased by the recipient of the award but later repurchased by the Company in accordance with the terms of the award or the Plan, shall again be available for purposes of the Plan. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for purposes of the Plan.

5.  AWARDS.

     A restricted stock award ("award") shall consist of the sale and issuance by the Company of shares of Common Stock, and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 5 and elsewhere in the Plan.

     (a) Execution of Restricted Stock Award. As a condition to an award under the Plan, each recipient of an award shall execute an agreement substantially in the form set forth as Exhibit A to the Plan or in such

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other form, which may differ among recipients, as shall be specified by the
Board of Directors at the time of such award.

     (b) Price. The Board of Directors shall determine the price (which shall be not less than the par value of Common Stock) at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, sell and issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock, provided that the price shall not be less than the par value of the Common Stock on the date of grant. The purchase price shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient.

     (c) Number of Shares. The award shall specify the number of shares of Common Stock granted thereunder.

     (d) Restrictions on Transfer. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

          (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period." The Restricted Period applicable to an award shall end no earlier than the third anniversary of the date the award is made. In addition, vesting of an award may be subject to such additional conditions as the body established under the first sentence of Section 2(d) deems appropriate, including conditions designed to obtain a tax deduction for the Company.

          (2) In the event that a recipient's employment with the Company, a Parent Corporation or a Subsidiary is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination of employment to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination of employment occurs within the last three months of the applicable restrictions, the restrictions shall continue to apply until the expiration of the Company's three month option period.

          (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph
     (d) or remove or modify any part or all of the restrictions. The preceding sentence shall not be applicable with respect to awards which the Committee intends to qualify as performance-based compensation for purposes of
     Section 162(m) of the Code. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award, such other restrictions on any shares of Common Stock issued pursuant to such award as the Board may deem advisable and in the best interests of the Company and its shareholders.

     (e) Additional Shares. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall

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bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

     (f) Transfers in Breach of Award; Repurchased Shares. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer was made or attempted.

     (g) Additional Award Provisions. The Committee may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

     (h) Restrictions. No award shall be made if the award would cause the number of shares awarded under the Plan to exceed 3% of the total outstanding shares of Common Stock of the Company.

6.  OPTIONS.

     (a) Execution of Option Agreements. As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors. Such option agreements may differ among recipients.

     (b) Purchase Price; Payment for Stock. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Committee, provided that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Committee, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in subparagraph (g)(ii) of Section 6, and (ii) in the case of a non-statutory option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Committee, at the time of grant of such option. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee.

     (c) Option Period. Each option and all rights thereunder shall expire on such date as the Committee shall determine, but, in no event after the expiration of five years from the day on which the option is granted and shall be subject to earlier termination as provided in the Plan.

     (d) Exercise of Options. Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

     (e) Nontransferability of Options. No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of

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descent and distribution; provided however that non-statutory options may be transferred pursuant to a qualified domestic relation order (as defined in Rule 16b-3). During the life of the optionee, the option shall be exercisable only by such person.

     (f) Effect of Termination of Employment or Directorship. No option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by, or a director of, the Company, a Parent Corporation or a Subsidiary except that if and to the extent the option agreement or instrument so provides:

          (i) the option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the option agreement or instrument);

          (ii) if the optionee dies while in the employ of the Company, a Parent Corporation or a Subsidiary or within three months after the optionee ceases to be such an employee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the option agreement or instrument);

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of six months after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the option agreement or instrument); and

          (iv) if the optionee is a director of the Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of four and one-half years after the date of the optionee's termination or retirement as a director;

provided that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

     (g) Incentive Stock Options. Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

          (i) Dollar Limitation. Incentive Stock Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

          (ii) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
     Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

             (A) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

             (B) The option exercise period shall not exceed five years from the date of grant.

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     Except as modified by the preceding provisions of this paragraph 6(g), all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

     (h) Additional Option Provisions. The Committee may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or guarantee loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (i) Acceleration. The Board of Directors may, in its sole discretion, accelerate the date on which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such acceleration shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or if it would cause the disallowance of a compensation deduction under Section 162(m) of the Code.

7.  GENERAL RESTRICTIONS.

     (a) Investment Representations. The Company may require any person to whom an award is made or an option is granted, as a condition of purchasing the shares subject to such award or exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the award or option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     (b) Compliance With Securities Laws. Each award and option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such award or option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such award or option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

8.  RIGHTS AS A SHAREHOLDER.

     The recipient of an award or the holder of an option shall have no rights as a shareholder with respect to any shares covered by the award or option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9.  ADJUSTMENT PROVISIONS.

     (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassifica-

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tion, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the maximum number of shares for which options or awards may be made to any individual, (iii) the number and kind of shares or other securities subject to then outstanding options under this Plan, and (iv) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 10 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

     (b) Adjustments under this Section 10 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

10.  MERGERS, ETC.

     (a) In the event of any merger or consolidation in which outstanding shares of common stock are exchanged for securities, cash or property of a third party (other than any merger or consolidation with any wholly-owned subsidiary of the Company), or in the event that all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other person or entity, or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall provide for the assumption by such successor corporation of the obligations of the Company with regard to awards and, as to outstanding options shall provide that all outstanding options shall become exercisable in full immediately prior to such event (except as otherwise provided in the option agreement) and shall either (i) provide that all unexercised options shall be assumed, or equivalent options shall be substituted by the acquiring or successor corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code; or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the optionee within a specified number of days (but not less than fifteen days) following the date of such notice.

     (b) The Company may grant options under the Plan in substitution for options held by employees of another corporation who currently become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

11.  NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any award or option shall confer upon any recipient of an award or any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the recipient or optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time of such absence.

12.  OTHER EMPLOYEE BENEFITS.

     The value of an award granted to an employee, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received pursuant to an award or

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upon the exercise of an option will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

13.  DEFINITION OF SUBSIDIARY AND PARENT CORPORATION.

     (a) Subsidiary. The term "Subsidiary" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (b) Parent Corporation. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

14.  AMENDMENT OF THE PLAN.

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) increase the maximum number of shares which may be issued under the Plan or any limits applicable to individuals (except for adjustments specifically provided in the Plan), (c) materially modify the requirements as to eligibility for participation in the Plan or (d) modify or amend the Plan if the approval of the shareholders is required under Section 422 of the Code or any successor provisions with respect to Incentive Stock Options or under Rule 16b-3. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of an award or an optionee, affect his or her rights under an award previously made or an option previously granted to him or her. With the consent of the recipient of the award or of the optionee affected, the Board of Directors may amend outstanding awards or option agreements in a manner not inconsistent with the Plan but, except as provided in Section 10, above, may not reduce the purchase or exercise price. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

15.  WITHHOLDING.

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. With the consent of the Company, which may be withheld in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by having the Company withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) delivering to the Company shares of Common Stock already owned by the optionee having a fair market value equal to such withholding obligation. An optionee who has made an election pursuant to this paragraph 14(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The fair market value of the shares

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used to satisfy such withholding obligation shall be determined in good faith by the Board of Directors as of the date that the amount of tax to be withheld is to be determined.

     (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

     (c) If the recipient of an award under the Plan elects, in accordance with
Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

16.  NO REPRICING.

     Neither the Committee nor the Board of Directors shall have any authority, with or without the consent of the affected option holders, to cancel outstanding options and issue new options with a lower exercise price in substitution for the cancelled options.

17.  EFFECTIVE DATE AND DURATION OF THE PLAN.

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no options granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors. Amendments requiring shareholder approval (as provided in Section 15) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to these limitations, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) Termination. Unless sooner terminated in accordance with Section 11, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the final vesting of awards or the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then awards and options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such awards, options and stock appreciation rights.

                                            Adopted by the Board of Directors
                                            on February 15, 1994

                                       A-9